UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K

__________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 2, 2015

Satya Worldwide, Inc.
(Exact name of Registrant as Specified in its Charter)

Florida	0-55255	46-0636099
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

429 N. Dixie Hwy., Suite 201
Pompano Beach Florida  33060
(Address of Principal Executive Offices including Zip Code)

(302) 404-0390
(Registrant’s Telephone Number, including Area Code)

_____________________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 2, 2015, each of Patricia Posner, the Chairman of the Board, Chief Executive Officer, President and Treasurer and a director of Satya Worldwide, Inc. (the “Company”), and Stanley Silverberg, the Secretary and a director of the Company, submitted letter a resignation to the Company effective on February 2, 2015.  Each of Ms. Posner and Mr. Silverberg has stated in the letter of resignation that the resignation does not in any way imply or infer any dispute or disagreement with the Company or its management relating to the Company’s operations, policies or practices.

On February 2, 2015, Andrea Kowalski was appointed as the President, Chief Executive Officer and a director of the Company and Alessandrina Cornet was appointed as the Secretary and Treasurer of the Company. Set forth below is the biographical information about our Board of Directors and executive officers:

Name	Age	Position

Andrea Kowalski	42	President, Chief Executive Officer and Director

Alessandrina Cornet	43	Secretary and Treasurer

Andrea Kowalski - Since April 2014, Ms. Kowalski has served as marketing strategist for Automobile Club of America-Oregon and Idaho.  From December 2013 until April 2014, Ms. Kowalski served as a marketing and branding consultant for private clients.  From December 2009 until December 2013, Ms. Kowalski served as the Director of Communication for the University of Oregon School of Journalism and Communication.  From March 2005 until December 2009, Ms. Kowalski served as the Online Editorial Director of Yoga Journal and Vegetarian Times, national magazine publications.  From August 2002 until March 2005, Ms. Kowalski was a Music Teacher, Journalism Teacher and Newspaper Advisor for the U.S. Department of Defense at Kubaski High School in Okinawa, Japan.  From February 2000 until September 2001, Ms. Kowalski was a senior producer for Prevention.com and Women.com.  From May1997 until May 1998, Ms. Kowalski was City Reporter, Health/Science Reporter for Los Angeles Newspaper Group.  From July 1996 until May 1997, Ms. Kowalski was Online Editor for EarthLink Networks, Inc.  In May 1996, Ms. Kowalski received an M.S. in Journalism from Columbia University Graduate School of Journalism, with a Concentration in Digital Media.  We believe that Ms. Kowalski’s qualifications and her extensive journalism and communication experience provide a unique perspective for our Board of Directors.

Alessandrina Cornet – Ms. Cornet, originally of France, brings with her a wide range of knowledge having experience with some major corporates earlier in her career, including serving for American Express Latin America and Caribbean Headquarters as an internal audit director from June 1999 until May 2001 and as a senior auditor from August 1998 until May 1999.  From August 1994 until May 1998, Ms. Cornet served as a senior auditor for Citibank Europe, Middle East and Africa.  Since January 2013, Ms. Cornet has served as the president of The Detox Co. and is its founder.  From September 2010 until December 2012, Ms. Cornet served as the president of The South Detox. From July 2012 until January 2013, Ms. Cornet was the program director and administrator for the Chakrasamvarsa Center.  From July until December 2010, Ms. Cornet was the program director and administrator for Miami Yogashala & Hot Brickell Yoga.  From September 2001 until August 2010, Ms. Cornet was the president of Let Love Rule. Since September 2001, Ms. Cornet has acted as a consultant assisting companies in the health and wellness industry.  In June 1994, Ms. Cornet received an M.B.A. from Paris IX Dauphine University.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any of the events prescribed by Item 401(f) of Regulation S-K during the past ten years, including:

1.
any petition under the Federal bankruptcy laws or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

2.	any conviction in a criminal proceeding or being named a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from, or otherwise limiting, the following activities:

i.
acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.	engaging in any type of business practice; or

iii.	engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.
being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business regulated by the Commodity Futures Trading Commission, securities, investment, insurance or banking activities, or to be associated with persons engaged in any such activity;

5.
being found by a court of competent jurisdiction in a civil action or by the SEC to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.
being found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.
being subject to, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.	any Federal or State securities or commodities law or regulation; or

ii.
any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.	any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.
being subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Item 8.01        Other Events

On February 2, 2015, the Company repurchased 1,700,000 shares of common stock of the Company (the “Shares”) issued to Patricia Posner for a purchase price in the amount of One Thousand Ten Dollars ($1,010.00).  As a result thereof, Ms. Posner no longer owns any shares of capital stock of the Company.  In connection with this transaction, the Company entered into a letter agreement with Ms. Posner dated February 2, 2015, which is governed by Florida law.  Pursuant thereto, Ms. Posner represented and warranted that she had good and valid title to the Shares, free and clear of any liens, claims or encumbrances thereon.  The aforementioned letter agreement is attached hereto as Exhibit 10.1 to this report.

Item 9.01 Exhibits

The following Exhibits are filed herein:

Exhibits	Description

Exhibit 10.1	Letter Agreement regarding Stock Repurchase between Patricia Posner and the registrant dated February 2, 2015

Exhibit 99.1	Letter of resignation – Patricia Posner

Exhibit 99.2	Letter of resignation – Stanley Silverberg

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATYA WORLDWIDE, INC.
(Registrant)

 Dated: February 2, 2015

By:  /s/   Andrea Kowalski
       Andrea Kowalski, President

Satya Worldwide, Inc.

Index to Exhibits

Exhibits	Description

Exhibit 10.1	Letter Agreement regarding Stock Repurchase between Patricia Posner and the registrant dated February 2, 2015

Exhibit 99.1	Letter of resignation – Patricia Posner

Exhibit 99.2	Letter of resignation – Stanley Silverberg